Exhibit 99.1

Assembly Biosciences, Inc. Corporate Presentation September 7, 2017 Nasdaq: ASMB

Cautionary note regarding forward-looking statements

The information in this presentation contains estimates and other forward-looking statements regarding future events, including statements about the clinical and therapeutic potential of our HBV-Cure and Microbiome programs, our ability to receive payments from Allergan Pharmaceuticals International Limited ("Allergan") under the collaboration agreement, timing of the initiation of and availability of data from our ongoing and planned clinical trials in each of these programs, plans, strategies, milestones, and intentions related to our programs. Certain forward looking statements may be identified by reference to a future period or periods or by use of forward-looking terminology such as "believe", "planned", "initiate", "potential," "anticipated", or "expected." Such forward-looking statements, which we intend to be covered by the safe harbor provisions contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: the components, timing, cost and results of clinical trials and other development activities involving our product candidates (including those licensed by Allergan); the unpredictability of the nonclinical and clinical development of our product candidates and of the duration and results of regulatory review of those candidates by the FDA and foreign regulatory authorities; our anticipated capital expenditures, our estimates regarding our capital requirements, and our need for future capital; and the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 each filed with the Securities and Exchange Commission. It is not possible for Assembly management to predict all risks nor can Assembly assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements Assembly may make. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size. These estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

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3 Delivering oral, synthetic live biotherapeutics to targeted location Allergan partnership for GI assets, rest of pipeline wholly owned HBV Deep pipeline of CpAMs with potential to achieve CURE Large market opportunity with high unmet need Microbiome Team Industry leaders w/ expertise in drug discovery  drug development Strong balance sheet with cash through anticipated inflection points Assembly Biosciences: Overview Clinical stage company focused on two key INNOVATIVE areas of drug development

Development Pipeline

Program	Drug Candidate (Mech. / Indication)	Discovery	Lead Op / Selection	IND Enabling	Phase 1	Rights
Hepatitis B	ABI-H0731 (CpAM)					
	CpAM 2nd Generation					
	CpAM 3rd Generation					
	Novel Target					
Microbiome	ABI-M201 (Ulcerative Colitis)					Allergan
	ABI-M301 (Crohn's Disease)					Allergan
	IBS compounds					Allergan
	NASH, I/O & Other					
	Clostridium difficile (C.diff)					
	Gemicel® (targeted oral delivery system)	Clinical POC achieved				

Leveraging our Microbiome Platform to Expand to Other High-rationale Indications

Gastrointestinal
Allergan

Liver
- NASH
- PSC

CNS
- Neurodegenerative
- Psychiatric

Oncology
- Immuno-oncology
- Colorectal cancer

Metabolic Disease
- Obesity
- Type 2 Diabetes

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Our Timeline Highlights Significant Progress to Date

2014
- ✓ HBV Program Launched (Assembly)
- ✓ MB Program Launched (Ventrus)
- ✓ Merger formed ASMB

2015
- ✓ Raised $100M
- ✓ Gemicel® POC achieved
- ✓ 1st clinical candidate selected for HBV

2016
- ✓ Expanded senior leadership team
- ✓ Ph 1a/1b HBV trial initiated
- ✓ Clinical microbiome candidate selected for c.diff

2017
- ✓ $2.8B Microbiome collaboration in GI with Allergan
- ✓ ABI-H0731 Phase 1a completed
- ✓ **Initiated ABI-H0731 Ph 1b**
- o **Advance 2nd gen HBV compounds**
- o **Potential ABI-H0731 Ph 1b interim data**

2018
- o **Initial POC HBV clinical data expected**
- o **Initiate trials with next generation HBV compounds**
- o **Expansion of microbiome indications**
- o **Advancements with collaboration partners**

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Hepatitis B – Cure Program

Significant need for curative HBV therapies

Market Opportunity ~240 million patients worldwide, ~90 million in China, ~2 million in US and >600,000 deaths/year globally

Current therapies are inadequate

Limited to nucleos(t)ide analogs (Nucs) [entecavir, tenofovir] or pegylated-interferon-alpha (PegIFN-α) Nucs suppress and maintain viral load at undetectable levels for years, BUT:

- ***Less than 10% of patients achieve a sustained response off therapy***[1]
- ***NOT curative because they have limited effect on cccDNA***

- IFN's are poorly tolerated, compliance is challenging, and cure rates are low

ASMB believes a cure is possible

- Decreasing/silencing cccDNA levels likely required to increase cure rates
- Some patients have been cured
- Woodchuck model shows cure correlated with elimination of detectable cccDNA[2]


Prevent
Virus Replication
Inhibit
cccDNA Formation
CURE
Eliminate
(or Silence) Existing cccDNA

[1]Marcellin, P. et al. (2016). Combination of Tenofovir Disoproxil Fumarate and Peginterferon-2a Increases Loss of Hepatitis B Surface Antigen in Patients with Chronic Hepatitis B. Gastroenterology, 150(1), 134–144.e10. https://doi.org/10.1053/j.gastro.2015.09.043
[2]R. Colonno, et al. JID 2001;184:1236-45

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HBV Life Cycle: Complicated with Limited Targets cccDNA Maintenance 8 • HBV genome only encodes FOUR known genes: Core, X, Polymerase and S ( HBsAG )

HBV Life Cycle: Failure of Nucs to Inhibit cccDNA



Nucleus
cccDNA Maintenance
cccDNA (inactive)
Cp
rcDNA
cccDNA (active)
sgRNA
HBx
Pol
pgRNA
HBsAg
HBeAg
Nuclear envelope
cccDNA Generation
Nucleos(t)ides
Cytoplasm
Reverse Transcription
Capsid
Pol+pgRNA
Cp - Core Protein
Pol - Polymerase
cccDNA - Covalently Closed Circular DNA
rcDNA - Relaxed Circular DNA
sgRNA - Subgenomic RNA
pgRNA - Pregenomic RNA
assembly

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HBV Life Cycle: New Antiviral Targets Being Pursued cccDNA Maintenance Nucs & Non - Nucleoside Entry Inhibitor RNA Interference 10

cccDNA Maintenance HBV Core Protein Is Required Throughout Lifecycle CpAMs ( C ore P rotein A llosteric M odulators) target Core protein and functions related to cccDNA generation ? CpAMs CpAMs CpAMs CpAMs 11

CpAMs and ETV inhibit HBV Replication by Distinct Mechanisms 12 cccDNA CpAM AAA... AAA... AAA... ETV pgRNA 0 20 40 60 80 100 DMSO 100 nM ETV 1 uM ABI-H0731 1 uM GLS4 Percent of DMSO Control Total Intracellular Extracellular Encapsidated HBV pgRNA Levels 0 50 100 150 200 DMSO 100 nM ETV 1 uM ABI-H0731 1 uM GLS4 Percent of DMSO Control Total Intracellular Extracellular Encapsidated HBV DNA Levels • CpAMs ABI - H0731 & GLS4 inhibit encapsidation of both viral DNA and pgRNA • ETV inhibited HBV DNA synthesis, but increased levels of pgRNA in intracellular capsids by failing to create the RNA:DNA duplex digested by RNaseH

CpAMs inhibit cccDNA generation in primary human hepatocytes Viral DNA, pgRNA, HBeAg and HBsAg in Primary Human Hepatocytes EC 50 ( nM ) Compound Viral DNA HBeAg HBsAg pgRNA ABI - H0731 154 2,210 3,000 1,840 Prototype ABI - H0808 80 196 310 305 ETV <0.1 Incomplete Incomplete Incomplete Viral DNA HBeAg HBsAg pgRNA CpAM - ABI - H0731 0.01 0.1 1 10 0 20 40 60 80 100 120 Concentration (mM) % o f C o n t r o l Prototype CpAM - ABI - H0808 0.01 0.1 1 10 0 20 40 60 80 100 120 Concentration (mM) % o f C o n t r o l Nuc - Entecavir 0.0001 0.001 0.01 0.1 0 20 40 60 80 100 120 Concentration (mM) % o f C o n t r o l • CpAMs reduced viral HBV DNA levels and known surrogate markers for cccDNA ( HBeAg , HBsAg and pgRNA ) • ETV was highly effective at inhibiting HBV DNA levels, but exhibited limited effect on cccDNA surrogates 13 • Presented at AASLD 2016

CpAMs block cccDNA formation in HBV infected cells

Monitoring of HBV cccDNA Levels

To directly show inhibition of cccDNA levels

↓

Infection of HepG2-NTCP and PHH

↓

Extraction of extrachromosomal DNA

↓

Sequential digestion with T5 exonuclease and EcoRI endonuclease

↓

Southern Blot

- Only CpAMs reduced cccDNA formation in HepG2-NTCP and PHH
- ETV (125-1000x EC_{50}) had minimal effect on cccDNA levels!


ABI-H0731
DMSO
1.25 µM
2.5 µM
5.0 µM
10.0 µM
Prototype ABI-H0808
DMSO
0.19µM
0.56 µM
1.67 µM
5.0 µM
Entecavir
DMSO
20 nM
100 nM
cccDNA
Up to ~125x EC50

Primary Human Hepatocytes (PHH)


ABI-H0731
DMSO
3.3 µM
10 µM
Prototype ABI-H0808
DMSO
0.6 µM
3.0 µM
Entecavir
DMSO
100 nM
cccDNA
>1,000x EC50

Presented at AASLD 2016

ABI - H0731: Candidate Summary • Differentiated mechanism(s) that target core protein and impact cccDNA – Exhibits activity not seen with current SOC therapies • Proprietary chemistry designed for optimal treatment regimen – Highly potent and selective – Good bioavailability and metabolically stable in liver hepatocytes – Oral, once daily profile • Phase 1a Complete: Dose ranging well tolerated in all cohorts ‒ Single doses 100 - 1,000 mg, multiple doses 800 mg QD and 800 mg BID x 7 days ‒ Favorable PK profile with a half - life consistent with potential for QD dosing ‒ Well absorbed and associated with plasma concentrations that we believe will be sufficient to suppress viral replication and cccDNA generation ‒ No SAEs, no clinically significant AEs and no withdrawals due to AEs ‒ Treatment emergent AEs deemed “possibly related,” such as headache and rash, were mild and transient and only observed at the highest doses ‒ No clinically significant: treatment emergent laboratory abnormalities, vital sign changes or ECG findings ‒ Data to presented at AASLD, October 2017 in Washington, DC 15

HBV Program: ABI - H0731 Anticipated Updates and Milestones 16 H 2 2017 o Interim Phase 1b data o Select and advance 2 nd generation CpAM H2 2018 o Phase 2a initial POC data H1 2018 o Phase 2a initiation x ABI - H0731 was safe and well tolerated in Phase 1a study x Phase 1b initiated (preliminary antiviral efficacy w/ monotherapy over 28 days)

Robust HBV Pipeline F ocused on Targeting cccDNA 17 Program Drug Candidate Discovery Lead Op / Selection IND Enabling Phase 1 Phase 2 ABI - H0731 ( CpAM ) CpAM 2 nd Generation CpAM 3 rd Generation Novel Target Hepatitis B • Lead product ABI - H0731 completed Phase 1a earlier this year, and initiated Phase 1b in HBV patients • We have a pipeline of next generation molecules in research stages nearing candidate selection • All of our molecules in discovery and development focus on inhibition of cccDNA formation

Microbiome Program

The Microbiome : Realizing the Promise Modulating the gut microbiome has the potential to revolutionize the management of a broad range of therapy areas Infectious diseases GI disorders Oncology Metabolic diseases Neurosciences/CNS PoC data has demonstrated that fecal microbiota transplants (FMT) can restore dysbiotic microbiome to health But, FMT is inadequate as a therapy: lack of consistency, not scalable, not controlled, unreliable, poor route of administration safety risk 19

The Microbiome : Challenges 20 Mechanisms of disease pathology must be considered in context with environment, genome and microbiota Lack of consistency, not scalable, not controlled, unreliable, poor route of administration Diversity is needed for optimal microbiotic therapeutics Unique microhabitats require targeted delivery • pH • Oxygen • Antimicrobials • Nutrients Strain selection Manufacturing Targeted delivery

ASMB Solution: Proprietary Microbiome P latform Proprietary & scientifically rigorous, rational strain selection methodologies, including: • Human FMT studies • Sequencing and analysis protocols • Pathology - driven mechanisms • In vitro and in vivo models Differentiated Manufacturing Approach • Isolation • Development of appropriate culture media & cultivation conditions • Scale up • GMP cell banking of pure strains and bulk drug substance Gemicel ® delivery technology • Enables targeted delivery to specific regions of the colon • Delivers select strains of vegetative bacteria - Spores - Non - spores Commensal organisms viewed as safe • Potentially shortens time to clinical trials • Robust CMC data Rapid Clinical Development Targeted Drug Delivery cGMP Manufacturing Strain Selection Our differentiated and fully - integrated platform to deliver synthetic live biotherapeutics (LBT) 21

First/outer capsule: for bolus release of API in ileum Second/inner capsule: for bolus release of API in right colon GEMICEL®: ASMB’s proprietary targeted delivery technology 22 • GRAS ingredients • Manufacturing amenable to biologic products GEMICEL® Capsule The colon is an attractive site for drug delivery, particularly for microbiotic therapies if they can be delivered reliably.

Assembly and Allergan Enter Microbiome Collaboration

Significant microbiome platform collaboration with focus on GI disorders assembly biosciences

Expertise in microbiome therapeutics, fully-integrated platform

Allergan

Expertise in gastrointestinal drug development and commercialization

Collaboration Highlights:

- Rights for GI development programs:
  - ABI-M201 for Ulcerative Colitis (UC)
  - ABI-M301 for Crohn's Disease (CD)
  - 2 compounds targeting Irritable Bowel Syndrome (IBS)
  - ASMB has limited option to co-promote in US and China

Financial Highlights

- $50M upfront payment
- Milestones & Royalties
  - Up to ~$630M in development milestones
  - Up to ~$2.15B in commercial milestones
  - Tiered royalties up to mid-teens on net sales
- Development Funding
  - $75M R&D funding through POC (shared 2/3 by AGN, 1/3 by ASMB)
  - AGN assumes all post-POC development costs

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Summary: AGN/ASMB Microbiome Collaboration 1. Expedites our efforts into multiple GI indications 2. Leverages our end - to - end microbiome technology platform 3. Advances our ability to move microbiome candidates rapidly into clinical development with strategic partners 4. Aligns with our strategic goals for the company » Leverages both our Microbiome and HBV programs long term financially, commercially, and globally We intend to continue identifying appropriate development and commercial partners to rapidly advance our Microbiome program into other indications » Such as Liver disease/NASH, Immuno - oncology, Metabolic diseases, C .diff , CNS, etc. 24

Microbiome Program Discovery Lead Selection IND Enabling Phase 1b ABI - M201 (Ulcerative Colitis ) ABI - M301 (Crohn’s Disease) IBS Compounds NASH, I/O & Other Clostridium difficile ( C.diff ) Gemicel ® (targeted oral delivery system) Other Indications for Our Microbiome Platform Gastrointestinal Oncology • Immuno - oncology • Colorectal cancer Metabolic Disease • Obesity • Type 2 Diabetes CNS • Neurodegenerative • Psychiatric 25 Liver • NASH • PSC Microbiome Platform Clinical POC achieved Capturing the potential of the human microbiome for development of novel therapeutics

Financial Summary 26 Nasdaq ASMB Cash, cash equivalents & marketable securities ~$78.6M as of June 30, 2017 Shares outstanding ~ 17.3M Fully diluted ~ 22M

ASMB Anticipated Milestones

2017	2018
✓ Microbiome collaboration for GI indications	❑ Initiate Phase 2 trial of ABI-H0731
✓ ABI-H0731 dose ranging Ph 1a portion complete	❑ Select next indications for microbiome
✓ Initiate ABI-H0731 Ph 1b trial	❑ POC HBV clinical data expected
✓ AASLD: 3 abstracts accepted	❑ Initiate trials with next gen HBV
❑ H2: ABI-H0731 Ph 1a safety and PK profile	❑ Advancements with collaboration partners
❑ H2: ABI-H0731 Phase 1b (interim) results	
❑ H2: 2nd Gen CpAM HBV selection	

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28 Delivering oral, synthetic live biotherapeutics to targeted location Allergan partnership for GI assets, rest of pipeline wholly owned HBV Deep pipeline of CpAMs with potential to achieve CURE Large market opportunity with high unmet need Microbiome Team Industry leaders w/ expertise in drug discovery  drug development Strong balance sheet with cash through anticipated inflection points Assembly Biosciences: Overview Clinical stage company focused on two key INNOVATIVE areas of drug development

Thank You